Exhibit 32.7

SECTION 1350 CERTIFICATION
OF PRINCIPAL EXECUTIVE OFFICER OF
AMEREN ENERGY GENERATING COMPANY
(required by Section 906 of the
Sarbanes-Oxley Act of 2002)

In connection with the report on Form 10-Q for the quarterly period ended September 30, 2003 of Ameren Energy Generating Company (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Thomas R. Voss, chief executive officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)    The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)    The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2003

/s/ Thomas R. Voss —————————————— Thomas R. Voss Preseident (Principal Executive Officer)